FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: September 8, 2004

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2004-C Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970-06	51-6550726

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719—8583

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 1.1

ITEM 8.01. OTHER EVENTS

     On September 16, 2004, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of September 16, 2004, pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On June 24, 2004, Nissan Auto Receivables 2004-C Owner Trust (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of January 23, 2004 (the “Trust Agreement”), as amended by the Amended and Restated Trust Agreement, dated as of September 16, 2004 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of June 24, 2004 (the “Sale and Servicing Agreement”), by and among the Trust, NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on September 16, 2004, the Trust caused the issuance, pursuant to an Indenture, dated as of September 16, 2004 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes, with an aggregate scheduled principal balance of $1,170,220,000, were sold to Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities, Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Americas Securities, LLC, and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated September 8, 2004 (the “Underwriting Agreement”), by and among NARC II, NMAC and Morgan Stanley & Co. Incorporated, on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-87970).

     Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

     Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated September 8, 2004, among NARC II, NMAC and Morgan Stanley & Co. Incorporated, on behalf of itself and as a representative of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2004-C OWNER TRUST

By: Nissan Auto Receivables Corporation II

By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

Date: September 16, 2004

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated September 8, 2004, among NARC II, NMAC and Morgan Stanley & Co. Incorporated, on behalf of itself and as a representative of the several Underwriters.